Exhibit 99.1

Thomas Properties Group, Inc.

Supplemental Financial Information

For the Fourth Quarter 2006

Thomas Properties Group, Inc.

Supplemental Financial Information

For the Fourth Quarter 2006

TABLE OF CONTENTS

Corporate

Company Background	2

Supplemental Financial Information

Operating and Financial Information	3

Consolidated Statements of Operations	4

Consolidated Balance Sheets	5

Unconsolidated Real Estate Entities Statements of Operations	6

Unconsolidated Real Estate Entities Balance Sheets	7

Pro-Rata Consolidated Statements of Operations	8

Pro-Rata Consolidated Balance Sheet	10

Earnings Before Depreciation, Amortization and Deferred Taxes	11

After Tax Cash Flow	13

Investment Advisory, Management, Leasing, and Development Services	15

Portfolio Data	16

Debt Summary	19

Capital Structure	22

Other Information	23

This supplemental financial information, together with other statements and information publicly disseminated by Thomas Properties Group, Inc., contains forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements reflect management’s current views with respect to financial results related to future events. Such statements are also based on assumptions and expectations which may not be realized and are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, financial or otherwise, may differ from the results discussed in the forward-looking statements. Management does not undertake any obligation to update information provided in forward-looking statements other than regularly scheduled releases of information. A discussion of some of the factors that may affect our future results is set forth under the captions “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in our Form 10-K and Form 10-Qs that we file with the SEC.

Thomas Properties Group, Inc.

Supplemental Financial Information

COMPANY BACKGROUND

Thomas Properties Group, Inc. (TPGI) is a full-service real estate operating company that owns, acquires, develops and manages office, retail and multi-family properties on a nationwide basis. We are the successor company to Thomas Properties Group, LLC and its affiliates (TPGI Predecessor). TPGI Predecessor was founded in 1996 by our Chairman, Chief Executive Officer and President, Mr. James A. Thomas.

Our properties are located in Southern California and Sacramento, California; Philadelphia, Pennsylvania; Northern Virginia; Houston, Texas; and Austin, Texas. As of December 31, 2006, we own interests in and asset manage 14 operating properties with 9.2 million rentable square feet and provide asset and/or property management services on behalf of third parties for an additional five operating properties with 2.6 million rentable square feet. We also own, hold interests in or have the ability to develop land suitable for the development of up to approximately 6.6 million rentable square feet of space.

Thomas Properties Group, Inc.

Supplemental Financial Information

OPERATING AND FINANCIAL INFORMATION

Financial Measures

This supplemental financial information includes certain financial measures prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) under the full consolidation accounting method, and certain financial measures prepared in accordance with the pro-rata consolidation method (non-GAAP). Along with net income, we use two additional measures, Earnings before Depreciation, Amortization and Deferred Taxes (“EBDT”) and After Tax Cash Flow (“ATCF”), to report operating results. EBDT and ATCF are non-GAAP financial measures and may not be directly comparable to similarly-titled measures reported by other companies. We believe the financial measures presented under the pro-rata consolidation method provide supplemental information helpful to an understanding of our results of operations. Although these financial measures are not presented in accordance with GAAP, we believe these measures assist investors in understanding our business and operating results. We believe this information provides useful supplemental data regarding the underlying economics of our business operations because operating results presented under GAAP may include items that are nonrecurring or not necessarily relevant to ongoing operations, or difficult to forecast for future periods. Management uses these non-GAAP financial measures to review our company’s operating results for comparative purposes with respect to previous periods or forecasts, and also to evaluate future prospects. Our investors can also use these non-GAAP financial measures as supplementary information to evaluate operating performance. Our non-GAAP financial measures are not intended to be performance measures that should be regarded as alternatives to, or more meaningful than, our GAAP financial measures. Non-GAAP financial measures have limitations as they do not include all items of income and expense that affect our operations, and accordingly should always be considered as supplemental to our financial results presented in accordance with GAAP.

Pro-Rata Consolidated Statements of Operations and Pro-Rata Consolidated Balance Sheet

Included are pro-rata consolidated statements of operations, as well as a pro-rata consolidated balance sheet, because we believe this information is useful to investors as this method reflects the manner in which we operate our business, and provides more detailed information regarding the operations of the unconsolidated investments. We have made investments in which our economic ownership is less than 100% as a means of procuring additional investment opportunities and sharing risk. A significant amount of our business activity has and will continue to be conducted through our unconsolidated investments. Under GAAP, these investments are not consolidated in our financial statements. Under the pro-rata consolidation method, we present the results of our investments proportionate to our share of ownership. Our management considers the performance of our unconsolidated investments both individually and as a contributing factor to our operating performance for purposes of financial planning and making operating decisions. We believe this presentation of the performance of our unconsolidated investments is helpful to investors in understanding and evaluating our current operating performance as well as for purposes of period-to-period comparisons. We provide reconciliations from the full consolidation method to the pro-rata consolidation method in this supplemental financial information.

Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) and After Tax Cash Flow (ATCF)

EBDT and ATCF are non-GAAP financial measures and may not be directly comparable to similarly-titled measures reported by other companies. We believe the financial measures presented under the pro-rata consolidation method provide supplemental information helpful to an understanding of our results of operations. Although these financial measures are not presented in accordance with GAAP, we believe these measures assist investors in understanding our business and operating results. EBDT and ATCF reflect operating performance results for our company that assist management in evaluating trends for comparative and planning purposes. However our non-GAAP financial measures are not intended to be regarded as alternatives to, or more meaningful than, our GAAP financial measures.

See pages 11-12 for a discussion of EBDT and a reconciliation of EBDT to net income (loss) and pages 13-14 for a discussion of ATCF and a reconciliation of ATCF to net income (loss).

Thomas Properties Group, Inc.

Supplemental Financial Information

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except share and per share data)

(unaudited)

	Three months ended December 31,		Twelve months ended December 31,
	2006	2005	2006	2005
Revenues:
Rental	$8,190	$8,389	$33,076	$32,618
Tenant reimbursements	5,080	4,613	19,399	18,899
Parking and other	886	958	3,945	4,224
Investment advisory, management, leasing, and development services	2,017	1,032	7,913	4,633
Investment advisory, management, leasing, and development services - unconsolidated real estate entities	4,596	2,752	14,241	8,876

Total revenues	20,769	17,744	78,574	69,250

Expenses:
Rental property operating and maintenance	3,326	3,696	15,115	14,605
Real estate taxes	1,473	1,460	5,904	5,803
Investment advisory, management, leasing, and development services	2,865	1,736	9,759	6,218
Rent - unconsolidated real estate entities	57	58	227	233
Interest	4,692	4,560	20,570	20,784
Depreciation and amortization	3,144	3,024	12,661	12,408
General and administrative	5,447	3,265	17,202	12,914

Total expenses	21,004	17,799	81,438	72,965

Gain on purchase of other secured loan	—	—	—	25,776
Gain on sale of real estate	1,041	—	10,640	—
Loss from early extinguishment of debt	—	(4,497)	(360)	(4,497)
Interest income	1,107	184	2,974	1,268
Equity in net loss of unconsolidated real estate entities	(3,409)	(6,882)	(12,909)	(16,259)
Minority interests - unitholders in the Operating Partnership	601	5,827	1,329	(1,559)
Minority interests in consolidated real estate entities	18	410	(472)	328

(Loss) income before (provision) benefit for income taxes	(877)	(5,013)	(1,662)	1,342

(Provision) benefit for income taxes	(837)	2,113	(534)	(698)

Net (loss) income	$(1,714)	$(2,900)	$(2,196)	$644

Basic (loss) earnings per share	$(0.12)	$(0.20)	$(0.15)	$0.05
Diluted (loss) earnings per share	(0.12)	(0.20)	(0.15)	0.05

Weighted average common shares - basic	14,354,703	14,310,367	14,339,032	14,301,932
Weighted average common shares - diluted	14,354,703	14,310,367	14,339,032	14,308,087

Thomas Properties Group, Inc.

Supplemental Financial Information

CONSOLIDATED BALANCE SHEETS

(in thousands)

(unaudited)

	December 31, 2006	December 31, 2005
ASSETS
Investments in real estate	$442,798	$409,735
Less accumulated depreciation	(106,644)	(104,325)

	336,154	305,410
Investment in real estate - development property held for sale	—	7,751

	336,154	313,161
Investments in unconsolidated real estate entities	52,364	41,124
Cash and cash equivalents	64,343	63,915
Restricted cash	21,500	15,511
Rents and other receivables, net	2,195	1,804
Receivables - unconsolidated real estate entities	4,074	3,335
Deferred rents	17,610	23,111
Deferred leasing and loan costs, net	14,707	16,173
Deferred tax asset	37,457	39,440
Other assets	5,133	4,313

Total assets	$555,537	$521,887

LIABILITIES AND STOCKHOLDERS’ EQUITY
Mortgage, other secured, and unsecured loans	$331,828	$325,179
Accounts payable and other liabilities	35,458	13,545
Dividends and distributions payable	1,916	1,905
Prepaid rent	3,558	3,753

Total liabilities	372,760	344,382

Minority interests:
Unitholders in the Operating Partnership	75,842	74,099
Minority interests in consolidated real estate entities	4,288	26

Total minority interests	80,130	74,125

Common stock	144	143
Limited voting stock	167	167
Additional paid-in capital	106,044	106,713
Retained earnings and dividends	(3,708)	(3,379)
Unearned compensation, net	—	(264)

Total stockholders’ equity	102,647	103,380

Total liabilities and stockholders’ equity	$555,537	$521,887

Thomas Properties Group, Inc.

Supplemental Financial Information

UNCONSOLIDATED REAL ESTATE ENTITIES STATEMENTS OF OPERATIONS

(in thousands)

(unaudited)

The following are the statements of operations of our unconsolidated real estate entities for the three and twelve months ended December 31, 2006 and 2005. See our list of unconsolidated properties on page 16.

	Three months ended December 31,		Twelve months ended December 31,
	2006	2005	2006	2005
Revenues:
Rental	$27,182	$21,349	$99,990	$59,929
Tenant reimbursements	10,039	2,464	20,103	6,831
Parking and other	4,888	2,783	18,171	9,085

Total revenues	42,109	26,596	138,264	75,845

Expenses:
Rental property operating and maintenance	20,343	14,847	69,867	42,845
Real estate taxes	5,140	3,702	16,797	9,125
Interest	17,542	10,447	57,808	29,730
Depreciation and amortization	14,973	13,180	56,820	33,086

Total expenses	57,998	42,176	201,292	114,786

Loss from continuing operations	(15,889)	(15,580)	(63,028)	(38,941)
Cumulative effect of change in accounting principle	—	(1,279)	—	(1,279)
Minority interest	(26)	(50)	(1,650)	3,910
Income (loss) from discontinued operations	—	(234)	6,328	(1,566)

Net loss	$(15,915)	$(17,143)	$(58,350)	$(37,876)

Thomas Properties Group, Inc.

Supplemental Financial Information

UNCONSOLIDATED REAL ESTATE ENTITIES BALANCE SHEETS

(in thousands)

(unaudited)

The following are the balance sheets of our unconsolidated real estate entities as of December 31, 2006 and 2005. See our list of unconsolidated properties on page 16.

	December 31, 2006	December 31, 2005
ASSETS
Investments in real estate	$1,022,480	$746,551
Cash and cash equivalents	10,351	6,055
Restricted cash	60,472	32,308
Rents, deferred rents and other receivables, net	42,176	21,246
Deferred charges and other assets, net	162,518	101,897

Total assets	$1,297,997	$908,057

LIABILITIES AND OWNERS’ EQUITY
Mortgage, other secured, and unsecured loans	$1,050,020	$678,319
Accounts and interest payable and other liabilities	73,811	60,566

Total liabilities	1,123,831	738,885

Owners’ equity	174,166	169,172

Total liabilities and owners’ equity	$1,297,997	$908,057

Thomas Properties Group, Inc.

Supplemental Financial Information

PRO-RATA CONSOLIDATED STATEMENTS OF OPERATIONS (Non-GAAP)

(in thousands)

(unaudited)

The following are the pro-rata consolidated statements of operations of TPGI for the three and twelve months ended December 31, 2006 and 2005, including a reconciliation from the consolidated statements of operations to the pro-rata consolidated statements of operations.

	For the three months ended December 31, 2006			For the three months ended December 31, 2005
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata
Revenues:
Rental	$8,190	$6,524	$14,714	$8,389	$6,655	$15,044
Tenant reimbursements	5,080	2,433	7,513	4,613	737	5,350
Parking and other	886	1,161	2,047	958	1,016	1,974
Investment advisory, management, leasing, and development services	2,017	—	2,017	1,032	—	1,032
Investment advisory, management, leasing, and development services - unconsolidated real estate entities	4,596	—	4,596	2,752	—	2,752

Total revenues	20,769	10,118	30,887	17,744	8,408	26,152

Expenses:
Rental property operating and maintenance	3,326	4,104	7,430	3,696	4,294	7,990
Real estate taxes	1,473	1,275	2,748	1,460	1,034	2,494
Investment advisory, management, leasing, and development services	2,865	—	2,865	1,736	—	1,736
Rent - unconsolidated real estate entities	57	—	57	58	—	58
Interest	4,692	4,520	9,212	4,560	3,354	7,914
Depreciation and amortization	3,144	3,628	6,772	3,024	6,179	9,203
General and administrative	5,447	—	5,447	3,265	—	3,265

Total expenses	21,004	13,527	34,531	17,799	14,861	32,660

Gain on sale of real estate	1,041	—	1,041	—	—	—
Loss from early extinguishment of debt	—	—	—	(4,497)	—	(4,497)
Interest income	1,107	—	1,107	184	—	184
Equity in net loss of unconsolidated real estate entities	(3,409)	3,409	—	(6,882)	6,882	—
Minority interests - unitholders in the Operating Partnership	601	—	601	5,827	—	5,827
Minority interests in consolidated real estate entities	18	—	18	410	—	410

(Loss) income before loss from discontinued operations and (provision) benefit for income taxes	(877)	—	(877)	(5,013)	429	(4,584)
Loss from discontinued operations	—	—	—	—	(110)	(110)
Cumulative effect of change in accounting principle	—	—	—	—	(319)	(319)

(Loss) before (provision) benefit for income taxes	(877)	—	(877)	(5,013)	—	(5,013)
(Provision) benefit for income taxes	(837)	—	(837)	2,113	—	2,113

Net loss	$(1,714)	$—	$(1,714)	$(2,900)	$—	$(2,900)

Thomas Properties Group, Inc.

Supplemental Financial Information

PRO-RATA CONSOLIDATED STATEMENTS OF OPERATIONS (Non-GAAP) – continued

(in thousands)

(unaudited)

	For the twelve months ended December 31, 2006			For the twelve months ended December 31, 2005
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata
Revenues:
Rental	$33,076	$26,219	$59,295	$32,618	$17,352	$49,970
Tenant reimbursements	19,399	5,122	24,521	18,899	1,830	20,729
Parking and other	3,945	4,669	8,614	4,224	2,510	6,734
Investment advisory, management, leasing, and development services	7,913	—	7,913	4,633	—	4,633
Investment advisory, management, leasing, and development services - unconsolidated real estate entities	14,241	—	14,241	8,876	—	8,876

Total revenues	78,574	36,010	114,584	69,250	21,692	90,942

Expenses:
Rental property operating and maintenance	15,115	16,327	31,442	14,605	11,576	26,181
Real estate taxes	5,904	4,278	10,182	5,803	2,435	8,238
Investment advisory, management, leasing, and development services	9,759	—	9,759	6,218	—	6,218
Rent - unconsolidated real estate entities	227	—	227	233	—	233
Interest	20,570	15,270	35,840	20,784	8,353	29,137
Depreciation and amortization	12,661	14,766	27,427	12,408	14,387	26,795
General and administrative	17,202	—	17,202	12,914	—	12,914

Total expenses	81,438	50,641	132,079	72,965	36,751	109,716

Gain on purchase of other secured loan	—	—	—	25,776		25,776
Gain on sale of real estate	10,640	—	10,640	—	—	—
Loss from early extinguishment of debt	(360)	—	(360)	(4,497)	—	(4,497)
Interest income	2,974	—	2,974	1,268	—	1,268
Equity in net loss of unconsolidated real estate entities	(12,909)	12,909	—	(16,259)	16,259	—
Minority interests - unitholders in the Operating Partnership	1,329	—	1,329	(1,559)	—	(1,559)
Minority interests in consolidated real estate entities	(472)	—	(472)	328	—	328

(Loss) income before income (loss) from discontinued operations and (provision) for income taxes	(1,662)	(1,722)	(3,384)	1,342	1,200	2,542
Income (loss) from discontinued operations	—	1,722	1,722	—	(881)	(881)
Cumulative effect of change in accounting principle	—	—	—	—	(319)	(319)

(Loss) income before (provision) for income taxes	(1,662)	—	(1,662)	1,342	—	1,342
(Provision) for income taxes	(534)	—	(534)	(698)	—	(698)

Net (loss) income	$(2,196)	$—	$(2,196)	$644	$—	$644

Thomas Properties Group, Inc.

Supplemental Financial Information

PRO-RATA CONSOLIDATED BALANCE SHEET (Non-GAAP)

(in thousands)

(unaudited)

The following is the pro-rata consolidated balance sheet of TPGI as of December 31, 2006 and 2005, including reconciliations from the consolidated balance sheets to the pro-rata consolidated balance sheets.

	December 31, 2006			December 31, 2005
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata
ASSETS
Investments in real estate, net	$336,154	$255,429	$591,583	$313,161	$178,749	$491,910
Investments in unconsolidated real estate entities	52,364	(52,364)	—	41,124	(41,124)	—
Cash and cash equivalents	64,343	2,667	67,010	63,915	1,413	65,328
Restricted cash	21,500	13,977	35,477	15,511	7,696	23,207
Rents, deferred rents and other receivables, net	23,879	10,417	34,296	28,250	4,734	32,984
Deferred charges and other assets, net	57,297	38,472	95,769	59,926	28,023	87,949

Total assets	$555,537	$268,598	$824,135	$521,887	$179,491	$701,378

LIABILITIES AND STOCKHOLDERS’ EQUITY
Mortgage, other secured, and unsecured loans	$331,828	$249,887	$581,715	$325,179	$163,926	$489,105
Accounts payable, dividends and distributions payable, and other liabilities	40,932	18,711	59,643	19,203	15,565	34,768

Total liabilities	372,760	268,598	641,358	344,382	179,491	523,873

Minority interests	80,130	—	80,130	74,125	—	74,125
Total stockholders’ equity	102,647	—	102,647	103,380	—	103,380

Total liabilities and stockholders’ equity	$555,537	$268,598	$824,135	$521,887	$179,491	$701,378

Thomas Properties Group, Inc.

Supplemental Financial Information

EARNINGS BEFORE DEPRECIATION, AMORTIZATION AND DEFERRED TAXES (EBDT) (Non-GAAP)

(in thousands, except share and per share data)

(unaudited)

We use EBDT as a supplemental performance measure. EBDT excludes the following items: i) deferred income tax expense (benefit); ii) minority interests; iii) non-cash charges for depreciation and amortization; and iv) amortization of loan costs. EBDT provides a performance measure that, when compared year over year, reflects the impact to operations from changes to occupancy rates, rental rates, operating costs, development and redevelopment activities, general and administrative expenses, and interest costs, and provides perspective on operating performance not immediately apparent from net income. EBDT should be considered only as a supplement to net income as a measure of our performance. EBDT also assists our management in identifying trends for purposes of financial planning and forecasting results. However, the usefulness of EBDT as a performance measure is limited and EBDT should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs. EBDT also should not be used as a supplement to or substitute for cash flow from operating activities (computed in accordance with GAAP) or as an alternative to net income (loss) as an indicator of our operating performance.

Reconciliation of Net Income (Loss) to EBDT:

	For the three months ended December 31, 2006			For the three months ended December 31, 2005
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata
Net (loss)	$(1,714)	$—	$(1,714)	$(2,900)	$—	$(2,900)
Deferred income tax (benefit)	837	—	837	(2,113)	—	(2,113)
Minority interests	(619)	—	(619)	(6,237)	—	(6,237)
Depreciation and amortization	3,144	3,628	6,772	3,024	6,179	9,203
Depreciation and amortization from discontinued operations					129	129
Depreciation and amortization and accretion from cumulative effect of change in accounting principle					319	319
Amortization of loan costs	129	555	684	115	170	285

EBDT	$1,777	$4,183	$5,961	$(8,111)	$6,797	$(1,314)

TPGI share of EBDT (1)	$802	$1,889	$2,691	$(3,752)	$3,144	$(608)

EBDT per share – basic			$0.19			$(0.04)

EBDT per share – diluted			$0.19			$(0.04)

Weighted average common shares outstanding - basic			14,354,703			14,310,367

Weighted average common shares outstanding - diluted			14,368,763			14,310,367

(1)	Based on an interest in our operating partnership of 45.2% and 46.3% for the three months ended December 31, 2006 and 2005, respectively.

Thomas Properties Group, Inc.

Supplemental Financial Information

EARNINGS BEFORE DEPRECIATION, AMORTIZATION AND DEFERRED TAXES (EBDT) (Non-GAAP) – continued

(in thousands, except share and per share data)

(unaudited)

	For the twelve months ended December 31, 2006			For the twelve months ended December 31, 2005
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata
Net (loss) income	$(2,196)	$—	$(2,196)	$644	$—	$644
Deferred income tax expense	534	—	534	698	—	698
Minority interests	(857)	—	(857)	1,231	—	1,231
Depreciation and amortization	12,661	14,766	27,427	12,408	14,387	26,795
Depreciation and amortization from discontinued operations					1,063	1,063
Depreciation and amortization and accretion from cumulative effect of change in accounting principle					319	319
Amortization of loan costs	487	1,580	2,067	563	798	1,361

EBDT	$10,629	$16,346	$26,975	$15,544	$16,567	$32,111

TPGI share of EBDT (1)	$4,787	$7,429	$12,216	$7,191	$7,664	$14,855

EBDT per share – basic			$0.85			$1.04

EBDT per share – diluted			$0.85			$1.04

Weighted average common shares outstanding - basic			14,339,032			14,301,932

Weighted average common shares outstanding - diluted			14,352,913			14,308,087

(1)	Based on an interest in our operating partnership of 45.3% and 46.3% for the twelve months ended December 31, 2006 and 2005, respectively.

Thomas Properties Group, Inc.

Supplemental Financial Information

AFTER TAX CASH FLOW (ATCF) (Non-GAAP)

(in thousands, except share and per share data)

(unaudited)

We define ATCF as net income (loss) excluding the following items: i) deferred income tax expense (benefit); ii) minority interests; iii) non-cash charges for depreciation and amortization; iv) amortization of loan costs; v) non-cash compensation expense; vi) the adjustment to recognize rental revenues using the straight-line method; and vii) the adjustment to rental revenue to reflect the fair-market value of rents. Our management utilizes ATCF data in assessing performance of our business operations in period to period comparisons and for financial planning purposes. ATCF should be considered only as a supplement to net income as a measure of our performance. ATCF should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs. ATCF also should not be used as a supplement to or substitute for cash flow from operating activities (computed in accordance with GAAP).

Reconciliation of Net Income (Loss) to ATCF:

	For the three months ended December 31, 2006			For the three months ended December 31, 2005
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata
Net (loss)	$(1,714)	$—	$(1,714)	$(2,900)	$—	$(2,900)
Deferred income tax (benefit)	837	—	837	(2,113)	—	(2,113)
Minority interests	(619)	—	(619)	(6,237)	—	(6,237)
Depreciation and amortization	3,144	3,628	6,772	3,024	6,179	9,203
Depreciation and amortization from discontinued operations					129	129
Depreciation and amortization and accretion from cumulative effect of change in accounting principle					319	319
Amortization of loan costs	129	555	684	115	170	285
Non-cash compensation expense	1,381	—	1,381	116	—	116
Straight-line rent adjustments	1,478	(538)	940	1,286	(771)	515
Fair market value of rent adjustments	(1)	36	35	(88)	(63)	(151)

ATCF	$4,635	$3,681	$8,316	$(6,797)	$5,963	$(834)

TPGI share of ATCF (1)	$2,093	$1,662	$3,755	$(3,144)	$2,758	$(386)

ATCF per share – basic			$0.26			$(0.03)

ATCF per share – diluted			$0.26			$(0.03)

Weighted average common shares outstanding - basic			14,354,703			14,310,367

Weighted average common shares outstanding - diluted			14,368,763			14,310,367

(1)	Based on an interest in our operating partnership of 45.2% and 46.3% for the three months ended December 31, 2006 and 2005, respectively.

Thomas Properties Group, Inc.

Supplemental Financial Information

AFTER TAX CASH FLOW (ATCF) (Non-GAAP) – continued

(in thousands, except share and per share data)

(unaudited)

	For the twelve months ended December 31, 2006			For the twelve months ended December 31, 2005
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata
Net (loss) income	$(2,196)	$—	$(2,196)	$644	$—	$644
Deferred income tax expense	534	—	534	698	—	698
Minority interests	(857)	—	(857)	1,231	—	1,231
Depreciation and amortization	12,661	14,766	27,427	12,408	14,387	26,795
Depreciation and amortization from discontinued operations					1,063	1,063
Depreciation and amortization and accretion from cumulative effect of change in accounting principle					319	319
Amortization of loan costs	487	1,580	2,067	563	798	1,361
Non-cash compensation expense	3,754	—	3,754	505	—	505
Straight-line rent adjustments	5,543	(3,288)	2,255	5,404	(1,731)	3,673
Fair market value of rent adjustments	(259)	76	(183)	(283)	(217)	(500)

ATCF	$19,667	$13,134	$32,801	$21,170	$14,619	$35,789

TPGI share of ATCF (1)	$8,890	$5,970	$14,860	$9,793	$6,763	$16,556

ATCF per share – basic			$1.04			$1.16

ATCF per share – diluted			$1.04			$1.16

Weighted average common shares outstanding - basic			14,339,032			14,301,932

Weighted average common shares outstanding - diluted			14,352,913			14,308,087

(1)	Based on an interest in our operating partnership of 45.3% and 46.3% for the twelve months ended December 31, 2006 and 2005, respectively.

Thomas Properties Group, Inc.

Supplemental Financial Information

INVESTMENT ADVISORY, MANAGEMENT, LEASING AND DEVELOPMENT SERVICES

(in thousands)

	Three months ended December 31,		Twelve months ended December 31,
	2006	2005	2006	2005
Property management, leasing, and development services fees	$7,715	$4,579	$23,602	$15,138
Investment advisory fee:
Asset management fees	1,574	1,067	5,372	3,466
Acquisition and disposition fees	—	44	1,475	2,384

Total gross fee revenues	9,289	5,690	30,449	20,988

Elimination of intercompany fee revenues	(2,676)	(1,906)	(8,295)	(7,479)

Total net fee revenues	$6,613	$3,784	$22,154	$13,509

Thomas Properties Group, Inc.

Supplemental Financial Information

PORTFOLIO DATA (as of December 31, 2006)

Our Ownership Properties

	Location	TPGI Percentage Interest		Year Built/ Renovated	Rentable Square Feet (1)	Percent Leased (2)	Estimated Year Stabilized (3)	Estimated Stabilized Net Operating Income (NOI) (4)		Expected Capital Expenditures to Complete Stabilization (5)		Loan Balance at December 31, 2006
Consolidated properties:
One Commerce Square	Philadelphia, PA	89.0%	(6)	1987	942,866	93.8%	N/A	$12,827,000			N/A	$130,000,000
Two Commerce Square	Philadelphia, PA	89.0	(6)	1992	953,276	99.3	N/A	14,523,000	(7)		N/A	159,235,000

Total/Weighted Average:					1,896,142	96.5%		$27,350,000				$289,235,000

Unconsolidated properties:
2121 Market Street (8)	Philadelphia, PA	50.0%		2001	20,835	100.0%	N/A	$2,183,000		$	N/A	$19,404,000
Reflections I	Reston, VA	25.0		2000	123,546	100.0	N/A	2,782,000			N/A	22,870,000
Reflections II	Reston, VA	25.0		1984/2001	64,253	100.0	N/A	1,508,000			N/A	9,529,000
2500 City West	Houston, TX	25.0		1982	578,284	93.2	N/A	7,124,000			N/A	73,113,000
City National Plaza	Los Angeles, CA	21.3		1972-1973	2,496,084	71.9	2009	61,657,000			134,179,000	472,333,000
Four Falls Corporate Center	Conshohocken, PA	25.0		1987	253,985	88.6	2008	4,928,000			5,569,000	50,067,000
Oak Hill Plaza	Wayne/King of Prussia, PA	25.0		1982	164,360	90.3	2009	2,458,000			1,071,000	40,700,000
Walnut Hill Plaza	Wayne/King of Prussia, PA	25.0		1986	150,573	65.1	2009	1,817,000			2,018,000	(9)
San Felipe Plaza	Houston, TX	25.0		1984	980,472	87.1	2007	11,577,000			11,931,000	103,620,000
Brookhollow Central I, II and III	Houston, TX	25.0		1972/1979/1981	804,181	55.6	2009	8,228,000			34,780,000	54,984,000
Intercontinental Center	Houston, TX	25.0		1983	196,895	75.1	2007	1,837,000			1,696,000	(10)
CityWestPlace	Houston, TX	25.0		1993/1998/2001	1,473,020	95.6	2007	21,476,000			7,864,000	203,400,000

Total/Weighted Average:					7,306,488	85.2%		$127,575,000			$199,108,000	$1,050,020,000

(1)	Square footage for both on-site and off-site parking is excluded. Total portfolio square footage includes office properties and mixed-use space (including retail), but excludes 168 apartment units at 2121 Market Street. Some of the properties have been re-measured in accordance with Building Owners and Managers Association (BOMA) 1996 standards, and the rentable area for these properties reflects the BOMA 1996 measurement guidelines. For the other properties, the rentable area is calculated consistent with leases in place on the property and local market conventions.
(2)	Percent leased represents the sum of the square footage of the signed leases as a percentage of rentable area described in (1) above.
(3)	For properties under renovation, represents the year in which stabilization, or 93% occupancy, is expected to occur.
(4)	For properties stabilized as of December 31, 2006, estimated stabilized net operating income (NOI) represents the expected annualized NOI as of December 31, 2006. For properties expected to become stabilized in future years, estimated stabilized NOI represents the sum of i) the annualized straight-line rent under existing leases which will be in place in the year the properties are stabilized, calculated as if the leases began in the year of stabilization; ii) the annualized expected straight-line market rent for the remaining space (up to the stabilized occupancy percentage); and iii) estimated parking and other income, less estimated operating expenses.
(5)	For properties under renovation, represents the capital expenditures, including tenant improvements and leasing commissions, expected to be spent to complete the stabilization of the property.
(6)	TPGI has an option to purchase the remaining 11% interests in One Commerce Square and Two Commerce Square for a maximum price of $4 million that we expect to exercise following October 2007.
(7)	A major lease at Two Commerce Square which expires in 2008 and 2009 is at rates that are above market rates. The estimated stabilized NOI above does not include the over-market rental amount. The estimated present value of the over-market rent as of December 31, 2006 is approximately $22,210,000.
(8)	The square footage and occupancy information presented for 2121 Market Street represents the information for two retail/office tenants only, and excludes the 168 residential units comprising of 132,823 square feet.
(9)	The loan balance for this property is included with Oak Hill Plaza.
(10)	The loan balance for this property is included with Brookhollow Central I, II and III.

Thomas Properties Group, Inc.

Supplemental Financial Information

PORTFOLIO DATA (as of December 31, 2006) - continued

Our Development Properties

Development Properties	Location	TPGI Percentage Interest		Number of Acres		Potential Property Types	Potential Square Feet Upon Completion/ Development		Book Value	Loan Balance
Four Points Centre	Austin, TX	100%		259.8	(1)	Office/Retail/R&D/Hotel	1,660,000	(2)	$19,005,000	$4,000,000
Murano	Philadelphia, PA	73	(3)	1.1		Residential	576,000	(4)	36,511,000	17,434,000
2100 JFK Boulevard	Philadelphia, PA	100		0.7		Office/Retail/Residential	391,000		4,867,000	—
Campus El Segundo	El Segundo, CA	100		26.1		Office/Retail/R&D/Hotel	1,925,000	(5)	36,389,000	17,259,000
2500 City West land	Houston, TX	25		6.3		Office/Retail/Hotel/Residential	500,000		6,714,000	—
CityWestPlace land	Houston, TX	25		24.0		Office/Retail/Hotel/Residential	1,500,000		20,333,000	—

Total				318.0			6,552,000		$123,819,000	$38,693,000

(1)	Includes 182 acres designated as a habitat preserve.
(2)	The property will support the development of 280,000 square feet of office space, 230,000 square feet of retail space, 900,000 square feet of office and research and development space, and a 250,000 square foot (approximately 250 rooms) hotel.
(3)	We have a $20.5 million preferred equity interest in Murano, and as of December 31, 2006, have contributed $11,662,000. Excluding the preferred equity interest, we own a 73.0% ownership interest in Murano.
(4)	The construction of Murano, a 302-unit high-rise residential condominium project, commenced in the second quarter of 2006.
(5)	The total Campus El Segundo development project is comprised of 46.5 acres and, as currently planned, will consist of up to 2.175 million square feet of mixed-use development. A 14.1 acre parcel, which may include up to approximately 250,000 square feet of development, was sold in September 2006. In addition, in September 2006, a 5.4 acre parcel was sold and a 1.0 acre parcel of the Campus El Segundo property was deeded to the City of El Segundo. The remaining 26.1 acre parcel will support up to 1.9 million square feet of development.

Thomas Properties Group, Inc.

Supplemental Financial Information

PORTFOLIO DATA (as of December 31, 2006) - continued

Our Managed Properties

Managed Properties	Location	Year Built/Renovated	Rentable Square Feet	Percent Leased
800 South Hope Street	Los Angeles, CA	1985/2000	242,176	90.1%
Valencia Town Center	Valencia, CA	1996-2001	393,626	98.4
Pacific Financial Plaza	Newport Beach, CA	1982/1993	279,474	99.0
1835 Market Street	Philadelphia, PA	1987	686,503	92.7
CalEPA Headquarters	Sacramento, CA	2000	950,939	100.0

Total/Weighted Average			2,552,718	97.1%

Thomas Properties Group, Inc.

Supplemental Financial Information

DEBT SUMMARY

(in thousands)

A summary of our outstanding consolidated debt as of December 31, 2006 is as follows:

	Interest rate	Outstanding debt	Maturity date
Secured debt
One Commerce Square mortgage loan (1)	5.7%	$130,000	1/6/16
Two Commerce Square:
Mortgage loan (2)	6.3	114,564	5/09/13
Senior mezzanine loan (3) (4)	17.5	40,564	1/09/10
Junior mezzanine loan (3) (5)	15.0	4,107	1/09/10
Campus El Segundo mortgage loan (6)	Prime Rate or LIBOR + 2.25	17,259	10/10/07
Four Points Centre mortgage loan (7)	Prime Rate	4,000	8/28/07

Total secured debt		$310,494

Unsecured and other debt

Murano loan (8)	LIBOR + 1.50%	17,434	9/26/07
Former minority partner (9)	5.0	3,900	10/12/09

		$21,334

Weighted-average interest rate at December 31, 2006	7.6%

(1)	The mortgage loan is subject to interest only payments for the first five years, and thereafter, principal and interest payments are due based on a thirty-year amortization schedule. The loan is subject to yield maintenance payments for any prepayments prior to October 2015, and beginning January 2009, may be defeased.
(2)	The mortgage loan may be defeased, and beginning February 2012, may be prepaid.
(3)	These loans are guaranteed by Mr. Thomas up to an aggregate maximum of $7,500,000. We have agreed to indemnify Mr. Thomas in the event his guarantees are called upon.
(4)	The senior mezzanine loan bears interest at a rate such that the weighted average of the rate on this loan and the rate on the mortgage loan secured by Two Commerce Square equals 9.2% per annum. The effective interest rate on this loan as of December 31, 2006 was 17.5% per annum. The loan may not be prepaid prior to August 9, 2009, and thereafter is subject to yield maintenance payments unless the loan is prepaid within 60 days of maturity. The loan is secured by our ownership interest in the real estate entities that own Two Commerce Square.
(5)	Interest at a rate of 10% per annum is payable currently, and additional interest of 5% per annum is deferred until maturity. The loan is subject to a prepayment penalty in the amount of the greater of 3% of the principal amount or a yield maintenance premium. The loan is secured by our ownership interest in the real estate entities that own Two Commerce Square.
(6)	The weighted average interest rate as of December 31, 2006 was 7.8% per annum.
(7)	The prime rate as of December 31, 2006 was 8.25% per annum.
(8)	A subsidiary of our operating partnership pledged its preferred equity interest in Murano to a lender for $17,434,000. With the consent of the lender, the maturity date can be extended until September 2008. The operating partnership has guaranteed this loan.
(9)	The loan is due to our former minority partner in TPG-El Segundo Partners, LLC. Principal and interest are due at maturity.

Thomas Properties Group, Inc.

Supplemental Financial Information

DEBT SUMMARY – continued

(in thousands)

As of December 31, 2006, our company had investments in entities owning unconsolidated properties with stated ownership percentages ranging from 21.3% to 50.0%. We do not have control of these entities, and none of the entities are considered variable interest entities. Therefore, we account for them using the equity method of accounting. The table below summarizes the outstanding debt for the unconsolidated properties as of December 31, 2006:

	Interest Rate		Principal Amount	Maturity Date	TPGI Share of Principal Amount
City National Plaza (1)
Senior mortgage loan	LIBOR + 1.07	% (2)	$355,300	7/17/08	$75,827
Senior mezzanine loan (Note A)	LIBOR + 2.59	(2)	12,026	7/17/08	2,567
Senior mezzanine loan (Note B)	LIBOR + 1.90	(2)	24,000	7/17/08	5,122
Senior mezzanine loan (Note C)	LIBOR + 2.25	(2)	24,000	7/17/08	5,122
Senior mezzanine loan (Note D)	LIBOR + 2.50	(2)	24,000	7/17/08	5,122
Senior mezzanine loan (Note E)	LIBOR + 3.05	(2)	22,700	7/17/08	4,845
Junior mezzanine loan	LIBOR + 5.00	(2)	10,307	7/17/08	2,200
CityWestPlace
Senior mortgage loan	6.16		121,000	6/6/16	30,250
Senior mortgage loan	LIBOR + 1.25	(2)	82,400	6/1/08	20,600
San Felipe Plaza
Senior mortgage loan	5.28		101,500	8/11/10	25,375
Senior mortgage loan	LIBOR + 3.00		2,120	8/11/10	530
2500 City West
Senior mortgage loan	5.28		70,000	8/11/10	17,500
Senior mortgage loan	LIBOR + 3.00		3,113	8/11/10	778
Brookhollow Central I, II, and III / Intercontinental Center
Senior mortgage loan	LIBOR + 2.25	(2)	53,000	8/9/07	13,250
Senior mortgage loan	LIBOR + 3.30	(2)	1,984	8/9/07	496
Four Falls Corporate Center
Note A	5.31		42,200	3/6/10	10,550
Note B (3)	LIBOR + 3.25	(2) (4)	7,867	3/6/10	1,967
Oak Hill Plaza/Walnut Hill Plaza
Note A	5.31		35,300	3/6/10	8,825
Note B (3)	LIBOR + 3.25	(2) (4)	5,400	3/6/10	1,350
2121 Market Street (5)	6.05		19,404	8/1/33	9,702
Reflections I	5.23		22,870	4/1/15	5,718
Reflections II	5.22		9,529	4/1/15	2,382

			$1,050,020		$250,078

Weighted-average interest rate at December 31, 2006	6.06%

(1)	The senior mortgage loan and senior mezzanine loans B through E are subject to exit fees equal to .25% of the loan amounts. The senior mezzanine loan A and junior mezzanine loan, with maximum borrowings up to $70 million and $60 million, respectively, are subject to an exit fee equal to .5% of the outstanding loan amount. Under certain circumstances all of the exit fees will be waived.
(2)	The joint venture that owns these properties has purchased interest rate cap agreements for the funded portion of these loans.
(3)	These loans are subject to exit fees equal to 1% of the loan amounts, however, under certain circumstances the exit fees will be waived.
(4)	These loans bear interest at the greater of the one month LIBOR or 2.25%, plus the applicable margin. As of December 31, 2006, one month LIBOR exceeded 2.25%.

Thomas Properties Group, Inc.

Supplemental Financial Information

DEBT SUMMARY – continued

(5)	The 2121 Market Street mortgage loan is prepayable without penalty after May 1, 2013, at which date the outstanding principal amount of this debt will be approximately $17.2 million. The interest rate will increase to the greater of 8.1% or the treasury rate plus 2.0% on August 1, 2013. Any amounts over the initial interest rate may be deferred to the extent excess cash is not available to make such payments. Provided there is no deferred interest, the loan balance will be fully amortized on August 1, 2033, the maturity date of the loan.

Thomas Properties Group, Inc.

Supplemental Financial Information

CAPITAL STRUCTURE

(in thousands, except share data)

The following is the capital structure of TPGI as of December 31, 2006:

Debt		Aggregate Principal
Mortgage loans		$265,823
Other loans		66,005

Total consolidated debt		331,828
Company share of unconsolidated debt		249,887

Total combined debt		$581,715

Equity	Shares/Units Outstanding	Market Value (1)
Common stock	14,418,261	$230,836
Operating partnership units	17,516,669	280,442

Total common equity	31,934,930	$511,278

Total consolidated market capitalization		$843,106

Total combined market capitalization (2)		$1,092,993

(1)	Based on the closing price of $16.01 per share of TPGI common stock on December 31, 2006.
(2)	Includes TPGI’s share of debt of unconsolidated real estate entities.

Thomas Properties Group, Inc.

Supplemental Financial Information

OTHER INFORMATION

Principal Corporate Office

Thomas Properties Group, Inc.

515 South Flower Street

Sixth Floor

Los Angeles, CA 90071

Phone: (213) 613-1900

Fax: (213) 633-4760

www.tpgre.com

The information contained on our website is not incorporated herein by reference and does not constitute a part of this supplemental financial information.

Investor Relations	Transfer Agent and Registrar	Stock Market Listing
Diana M. Laing	Computershare Trust Company	NASDAQ: TPGI
Chief Financial Officer	P.O. Box 43023
515 South Flower Street	Providence, RI 02940-3023
Sixth Floor	Phone: (781) 575-2879
Los Angeles, CA 90071
Phone: (213) 613-1900
E-mail: dlaing@tpgre.com

Board of Directors and Executive Officers
James A. Thomas	Chairman, President and CEO
Randall L. Scott	Executive Vice President, Director
John R. Sischo	Executive Vice President, Director
Thomas S. Ricci	Executive Vice President
Diana M. Laing	Chief Financial Officer and Secretary
Robert D. Morgan	Senior Vice President, Accounting and Administration
R. Bruce Andrews	Director
Edward D. Fox	Director
John L. Goolsby	Director
Winston H. Hickox	Director